UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 4, 2020, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (the “Company”), amended the credit facilities secured by Seven Seas Explorer, Seven Seas Splendor, Riviera, Marina, Leonardo One and Leonardo Two to defer amortization with respect to certain of the debt outstanding under the agreements. The amendments for the Seven Seas Explorer, Seven Seas Splendor, Riviera, Marina, Leonardo One and Leonardo Two facilities detailed below provide $156 million of incremental liquidity to the Company through March 2021 and are subject to certain conditions.

Seven Seas Explorer

On June 4, 2020, NCLC entered into a supplemental agreement (the “Explorer Supplemental Agreement”), among Explorer New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which supplements the Loan Agreement, dated as of July 31, 2013 (as amended by an amendment and restatement agreement dated as of October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer Supplemental Agreement, the “Explorer Credit Facility”), among Explorer New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer Supplemental Agreement provides that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Explorer Deferral Period”) on the loans under the Explorer Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Explorer Credit Facility (the “Deferred Explorer Loans”). The Deferred Explorer Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 2.80%. After the end of the Explorer Deferral Period, the Deferred Explorer Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Explorer Loans, in semiannual installments. Testing of the financial covenants under the Explorer Credit Facility is suspended during the Explorer Deferral Period. In addition, consistent with our recently closed amendments to our Hermes-backed credit facilities and the Fifth Amended and Restated Credit Agreement (the “ARCA”), additional restrictions on restricted payments and certain other incurrence covenants were added. This summary of the Explorer Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Seven Seas Splendor

On June 4, 2020, NCLC entered into a supplemental agreement (the “Explorer II Supplemental Agreement”), among Explorer II New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Seven Seas Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which supplements the Loan Agreement, dated as of March 30, 2016 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Explorer II Supplemental Agreement, the “Explorer II Credit Facility”), among Explorer II New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank Plc, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Explorer II Supplemental Agreement provides that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Explorer II Deferral Period”) on the loans under the Explorer II Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Explorer II Credit Facility (the “Deferred Explorer II Loans”). The Deferred Explorer II Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 1.75%. After the end of the Explorer II Deferral Period, the Deferred Explorer II Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Explorer II Loans, in semiannual installments. Testing of the financial covenants under the Explorer II Credit Facility is suspended during the Explorer II Deferral Period. In addition, consistent with our recently closed amendments to our Hermes-backed credit facilities and the ARCA, additional restrictions on restricted payments and certain other incurrence covenants were added. This summary of the Explorer II Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Riviera

On June 4, 2020, NCLC entered into a supplemental agreement (the “Riviera Supplemental Agreement”), among Riviera New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which supplements the Loan Agreement, dated as of July 18, 2008 (as amended by a supplemental agreement dated October 25, 2010, a side letter dated March 29, 2012, an amendment and restatement agreement dated October 31, 2014, and a framework agreement dated January 31, 2018, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Riviera Supplemental Agreement, the “Riviera Credit Facility”), among Riviera New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Riviera Supplemental Agreement provides that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Riviera Deferral Period”) on the loans under the Riviera Credit Facility will be deferred, (b) the principal amount so deferred will constitute a separate tranche of loans under the Riviera Credit Facility (the “Deferred Riviera Loans”) and (c) a repayment made prior to the effective date of the Riviera Supplemental Agreement and during the Riviera Deferral Period shall be reimbursed to Riviera New Build, LLC. The Deferred Riviera Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 0.55%. After the end of the Riviera Deferral Period, the Deferred Riviera Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Riviera Loans, in semiannual installments. The final repayment installment of the Deferred Riviera Loans falls due later than the maturity of the existing Riviera Credit Facility. Testing of the financial covenants under the Riviera Credit Facility is suspended during the Riviera Deferral Period. In addition, consistent with our recently closed amendments to our Hermes-backed credit facilities and the ARCA, additional restrictions on restricted payments and certain other incurrence covenants were added. This summary of the Riviera Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Marina

On June 4, 2020, NCLC entered into a supplemental agreement (the “Marina Supplemental Agreement”), among Marina New Build, LLC, an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, Oceania Cruises S. de R.L., an indirect subsidiary of NCLC, as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, which supplements the Loan Agreement, dated as of July 18, 2008 (as amended by a supplemental agreement dated October 25, 2010, as amended and restated by an amendment and restatement agreement dated October 31, 2014, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Marina Supplemental Agreement, the “Marina Credit Facility”), among Marina New Build, LLC, as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and Crédit Agricole Corporate and Investment Bank, as agent and SACE agent. The Marina Supplemental Agreement provides that, among other things, (a) amortization payments due from April 1, 2020 to March 31, 2021 (the “Marina Deferral Period”) on the loans under the Marina Credit Facility will be deferred and (b) the principal amount so deferred will constitute a separate tranche of loans under the Marina Credit Facility (the “Deferred Marina Loans”). The Deferred Marina Loans will accrue interest at a floating rate per annum based on six-month LIBOR plus a margin of 0.55%. After the end of the Marina Deferral Period, the Deferred Marina Loans will amortize in an aggregate principal amount equal to 25% per annum of the Deferred Marina Loans, in semiannual installments. The final repayment installment of the Deferred Marina Loans falls due later than the maturity of the existing Marina Credit Facility. Testing of the financial covenants under the Marina Credit Facility is suspended during the Marina Deferral Period. In addition, consistent with our recently closed amendments to our Hermes-backed credit facilities and the ARCA, additional restrictions on restricted payments and certain other incurrence covenants were added. This summary of the Marina Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo One

On June 4, 2020, NCLC entered into a supplemental agreement (the “Leonardo One Supplemental Agreement”), among Leonardo One, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KFW Ipex-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which supplements the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo One Supplemental Agreement, the “Leonardo One Credit Facility”), among Leonardo One, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KFW Ipex-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo One Supplemental Agreement provides that, among other things, consistent with our recently closed amendments to our Hermes-backed credit facilities and the ARCA, additional restrictions on restricted payments and certain other incurrence covenants shall apply. In addition, testing of the financial covenants under the Leonardo One Credit Facility is suspended from April 1, 2020 to March 31, 2021. This summary of the Leonardo One Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Leonardo Two

On June 4, 2020, NCLC entered into a supplemental agreement (the “Leonardo Two Supplemental Agreement”), among Leonardo Two, Ltd., an indirect subsidiary of NCLC, as borrower, NCLC, as guarantor, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee, which supplements the Loan Agreement, dated as of April 12, 2017 (as amended and restated by an amendment and restatement agreement dated November 21, 2017, as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, and as further amended by the Leonardo Two Supplemental Agreement, the “Leonardo Two Credit Facility”), among Leonardo Two, Ltd., as borrower, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, Crédit Agricole Corporate and Investment Bank, as agent and SACE agent, and Crédit Agricole Corporate and Investment Bank, as security trustee. The Leonardo Two Supplemental Agreement provides that, among other things, consistent with our recently closed amendments to our Hermes-backed credit facilities and the ARCA, additional restrictions on restricted payments and certain other incurrence covenants shall apply. In addition, testing of the financial covenants under the Leonardo Two Credit Facility is suspended from April 1, 2020 to March 31, 2021. This summary of the Leonardo Two Supplemental Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Supplemental Agreement, dated as of June 4, 2020, among Explorer New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of July 31, 2013 (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
10.2	Supplemental Agreement, dated as of June 4, 2020, among Explorer II New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Seven Seas Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, Société Générale, HSBC Bank PLC, and KFW Ipex-Bank GmbH, as joint mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of March 30, 2016 (incorporated herein by reference to Exhibit 10.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
10.3	Supplemental Agreement, dated as of June 4, 2020, among Riviera New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., , as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of July 18, 2008. (incorporated herein by reference to Exhibit 10.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
10.4	Supplemental Agreement, dated as of June 4, 2020, among Marina New Build, LLC, as borrower, NCL Corporation Ltd., as guarantor, Oceania Cruises S. de R.L., as charterer and shareholder, the lenders party thereto, Crédit Agricole Corporate and Investment Bank and Société Générale, as mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of July 18, 2008. (incorporated herein by reference to Exhibit 10.4 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
10.5	Supplemental Agreement, dated as of June 4, 2020, among Leonardo One, Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., KFW Ipex-Bank GmbH, HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of April 12, 2017. (incorporated herein by reference to Exhibit 10.5 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
10.6	Supplemental Agreement, dated as of June 4, 2020, among Leonardo Two, Ltd., as borrower, NCL Corporation Ltd., as guarantor, the lenders party thereto, Crédit Agricole Corporate and Investment Bank, BNP Paribas Fortis S.A./N.V., HSBC Bank PLC and Cassa Depositi e Prestiti S.P.A., as joint mandated lead arrangers, and the other parties thereto, which supplements the Loan Agreement, dated as of April 12, 2017. (incorporated herein by reference to Exhibit 10.6 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on June 10, 2020 (File No. 001-35784)). #
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2020

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name:	Mark A. Kempa
Title:	Executive Vice President and Chief Financial Officer